UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2020

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

Restructuring Support Agreement

On July 28, 2020, Denbury Resources Inc. (the “Company”) and certain of the Company’s wholly owned direct and indirect subsidiaries (collectively, “Denbury”) entered into a Restructuring Support Agreement (the “RSA”) with (i) the lenders party to that certain Amended and Restated Credit Agreement (the “RBL”), dated as of December 9, 2014, as amended through the Eighth Amendment dated June 26, 2020, by and among the Company, as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (collectively, the “Consenting RBL Lenders”), (ii) certain holders (collectively, the “Consenting Second Lien Noteholders”) of the Company’s (a) 9% Senior Secured Second Lien Notes due 2021, issued under the Indenture, dated as of May 10, 2016, (b) 9¼% Senior Secured Second Lien Notes due 2022, issued under the Indenture, dated as of December 6, 2017, (c) 7½% Senior Secured Second Lien Notes due 2024, issued under the Indenture, dated as of August 21, 2018 and (d) 7¾% Senior Secured Second Lien Notes due 2024, issued under the Indenture, dated as of June 19, 2019 (collectively, the “Second Lien Notes”), each by and among the Company, certain of its subsidiaries and Wilmington Trust, National Association as Trustee and (iii) certain holders (collectively, the “Consenting Convertible Noteholders” and, together with the Consenting RBL Lenders and the Consenting Second Lien Noteholders, the “Consenting Creditors”) of the Company’s 6⅜% Convertible Senior Notes due 2024 issued under the Indenture, dated as of June 19, 2019 (the “Convertible Notes”), among the Company, the subsidiary guarantors named therein and Wilmington Trust, National Association as Trustee. Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the RSA.

The RSA provides for certain milestones requiring, among other things, that Denbury (i) commences solicitation of acceptances of the Plan (as defined below) no later than July 29, 2020; (ii) commences the Chapter 11 Cases and files the Plan and corresponding disclosure statement (the “Disclosure Statement”) no later than July 30, 2020 (the “Petition Date”); (iii) obtains entry of an order by the Bankruptcy Court approving the DIP Facility (as defined below) on an interim basis no later than August 1, 2020; (iv) obtains entry of an order by the Bankruptcy Court approving the Disclosure Statement and confirming the Plan (the “Confirmation Order”) no later than September 6, 2020; (v) obtains entry of an order by the Bankruptcy Court approving the DIP Facility on a final basis no later than the earlier of (a) the entry of the Confirmation Order or (b) 35 days after the Petition Date; and (vi) causes the Plan to become effective no later than 14 days after entry of the Confirmation Order.

The RSA contains certain covenants on the part of each of Denbury and the Consenting Creditors, including commitments by the Consenting Creditors to vote in favor of the Plan and commitments of Denbury and the Consenting Creditors to negotiate in good faith to finalize the documents and agreements governing the Restructuring. The RSA also provides for certain conditions to the obligations of the parties and for termination upon the occurrence of certain events, including without limitation, the failure to achieve certain milestones and certain breaches by the parties under the RSA.

Although Denbury intends to pursue the restructuring in accordance with the terms set forth in the RSA, there can be no assurance that Denbury will be successful in completing a restructuring or any other similar transaction on the terms set forth in the RSA, on different terms or at all.

A copy of the RSA (and the Annexes thereto) are attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing description of the RSA is only a summary, does not purport to be complete and is qualified in its entirety by reference to the RSA.

Proposed Joint Prepackaged Chapter 11 Plan of Reorganization

As of July 28, 2020, 100% of the Consenting RBL Lenders and Consenting Creditors holding approximately 67.2% of the Second Lien Notes and approximately 70.8% of the Convertible Notes signed the RSA, which contemplates a restructuring (the “Restructuring”) of Denbury pursuant to a prepackaged joint plan of reorganization (the “Plan”), which is attached to the RSA and under which the Denbury entities will file petitions for voluntary relief under chapter 11 (the “Chapter 11 Cases”) of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

Pursuant to the terms of the RSA, below is a summary of the treatment that the stakeholders of the Company would receive under the Plan:

•	Second Lien Noteholders will receive their Pro Rata share of 95% of the new common stock (subject to dilution) in the new, reorganized company (the “New DNR Equity”);

•	Convertible Noteholders will receive their Pro Rata share of (a) 5% of the New DNR Equity (subject to dilution) and (b) 100% of the Series A Warrants;

•	if the Class of Subordinated Notes Claims votes to accept the Plan, Holders of Subordinated Notes Claims will receive their Pro Rata share of 54.55% of the Series B Warrants;

•	holders of General Unsecured Claims will receive Cash or otherwise so as to render such claims unimpaired;

•
if the Class of Subordinated Notes Claims and the Class of Existing Equity Interests votes to accept the Plan, Holders of the Company’s Existing Equity Interests will receive their Pro Rata share of 45.45% of the Series B Warrants.

DIP Facility

Under the RSA, the Consenting RBL Lenders agreed to provide the Company and certain of its subsidiaries with a senior secured superpriority debtor-in-possession revolving credit facility in an aggregate principal amount of up to $615 million (the “DIP Facility”), which, upon satisfaction of certain conditions, including the effectiveness of the Plan, will become a senior secured revolving credit facility (the “Exit Facility”). Certain terms and conditions of the DIP Facility are set forth in the DIP term sheet attached to that certain commitment letter, attached hereto as Exhibit 10.2 (the “Exit Commitment Letter”), entered into by and among the Company and the Consenting RBL Lenders and/or their affiliates. The proceeds of all or a portion of the DIP Facility may be used for, among other things, post-petition working capital, permitted investments, general corporate purposes, letters of credit, administrative costs and premiums, expenses and fees for the transactions contemplated by the Chapter 11 Cases, payment of court-approved adequate protection obligations, and other such purposes consistent with the DIP Facility.

The foregoing description of the DIP Facility does not purport to be complete and is qualified in its entirety by reference to the final, executed documents memorializing the DIP Facility.

Exit Financing

On July 28, 2020, prior to the commencement of the Chapter 11 Cases, the Company entered into the Exit Commitment Letter with the Consenting RBL Lenders and/or their affiliates, which is subject to the satisfaction of certain customary conditions, including the approval of the Bankruptcy Court. In addition, as part of the RSA, the Consenting RBL Lenders and/or their affiliates have agreed to provide, on a committed basis, the Company with the Exit Facility on the terms set forth in the exit term sheet attached to the RSA (the “Exit Facility Term Sheet”). The Exit Facility Term Sheet provides for, among other things, post-emergence financing in the form of a senior secured revolving credit facility in an aggregate principal amount of up to $615 million, subject to an initial borrowing base redetermination at the closing of the Exit Facility. Any loans drawn under the Exit Facility will be non-amortizing.

The effectiveness of the Exit Facility will be subject to customary closing conditions including consummation of the Plan. The foregoing description of the Exit Facility Term Sheet does not purport to be complete and is qualified in its entirety by reference to the final, executed documents memorializing the Exit Facility, to be included in a supplement to the Plan to be filed with the Bankruptcy Court.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

Press Release

In connection with the filing of the RSA, the Company issued a press release on July 29, 2020, a copy of which is attached to this Form 8-K as Exhibit 99.1.

Cleansing Material

The Company entered into confidentiality agreements (collectively, the “NDAs”) with certain of the Consenting Creditors as part of negotiations with them. Pursuant to the NDAs, the Company agreed to publicly disclose certain information, including material non-public information disclosed to such Consenting Creditors (the “Cleansing Material”) upon the occurrence of certain events set forth in the NDAs. A copy of the Cleansing Material is attached to this Form 8-K as Exhibit 99.2.

The information in the Cleansing Material is dependent upon assumptions with respect to commodity prices, development capital, operating expenses, backlog, availability and cost of capital and performance as set forth in the Cleansing Material. Any financial projections or forecasts included in the Cleansing Material were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or its representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s proposed restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

The information included in this Form 8-K under Item 7.01 and Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Section 8 – Other Events

Item 8.01 – Other Events

Denbury cautions that trading in Denbury’s securities during the pendency of the anticipated Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for Denbury’s securities may bear little or no relationship to the actual recovery, if any, by holders of Denbury’s securities in the anticipated Chapter 11 Cases.

This Current Report on Form 8-K contains forward-looking statements. In addition, the Company’s management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions. Forward-looking statements reflect the Company’s current expectations and assumptions regarding its business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and the Company’s current business plans. Actual results could vary materially depending on risks and uncertainties that may affect the Company’s operations, markets, services, prices and other factors as discussed in the Risk Factors section of its other filings with the Securities and Exchange Commission (the “SEC”). While Denbury believes its assumptions are reasonable, it cautions you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for the Company to anticipate all factors that could affect its actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; risks attendant to the bankruptcy process, including Denbury’s ability to obtain court approvals with respect to motions filed in the Chapter 11 Cases, the outcomes of court rulings and the Chapter 11 Cases in general and the length of time that the Company may be required to operate in bankruptcy; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that Denbury may employ to address its liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to confirm and consummate a plan of reorganization; restrictions on Denbury due to the terms of any debtor-in-possession credit facility that it will enter into in connection with the Chapter 11 Cases and restrictions imposed by the applicable courts; the Company’s ability to achieve its forecasted revenue and pro forma leverage ratio and generate free cash flow to further reduce its indebtedness; the Company’s ability to manage its business through the impacts of the COVID-19 pandemic, a weakening of global economic and financial conditions, changes in governmental regulations and related compliance and litigation costs and the other factors listed in the Company’s SEC filings. For a more detailed discussion of these and other risk factors, see the Risk Factors section in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and the Company’s other filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by the Company speak only as of the date on which they are made. Factors or events that could cause Denbury’s actual results to differ may emerge from time to time. Denbury undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
10.1*	Restructuring Support Agreement, dated July 28, 2020.
10.2*	Exit Commitment Letter, dated July 28, 2020.
99.1*	Denbury Press Release, dated July 29, 2020.
99.2*	Cleansing Material.
104	The cover page has been formatted in Inline XBRL.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: July 29, 2020	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary